UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 17, 2009

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

1-8809	SCANA Corporation	57-0784499
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina
29201
(803) 217-9000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 17, 2009, SCANA Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, each individually and acting as representatives of the underwriters named in the Underwriting Agreement for the sale of $150,000,000 aggregate principal amount of the Company’s 2009 Series A 7.70% Enhanced Junior Subordinated Notes (the “Notes”). Such Notes, which are designated the 2009 Series A 7.70% Enhanced Junior Subordinated Notes and will mature on January 30, 2065, subject to extensions to no later than January 30, 2080, are Junior Subordinated Notes that were registered by the Company pursuant to a registration statement on Form S-3, which registration statement became effective on November 12, 2009 (File No. 333-163075) (the “Registration Statement”). A copy of the Underwriting Agreement including schedules thereto, is filed as Exhibit 1.01 to this Form 8-K.

The form of the First Supplemental Indenture to the Company’s Junior Subordinated Indenture, pursuant to which the Notes will be issued, is filed as Exhibit 4.02 to this Form 8-K.

Separately, the Company has agreed to enter into a Replacement Capital Covenant under which the Company promises and covenants to and for the benefit of designated covered debtholders (as may be designated from time to time, other than the Notes) that the Company shall not redeem or purchase, or satisfy, discharge or defease all or any part of the Notes, and shall cause its majority owned subsidiaries not to purchase all or any part of the Notes, on or before January 30, 2035 (which date will be automatically extended as set forth in the Replacement Capital Covenant for additional quarterly periods to no later than January 30, 2050, if and to the extent that the maturity date of the Notes is extended), unless, subject to certain limitations, during the 180 days prior to the date of that redemption, purchase or defeasance the Company has received a specified amount of proceeds as set forth in the Replacement Capital Covenant from the sale of qualifying securities that have equity-like characteristics that are the same as, or more equity-like than, the applicable characteristics of the Notes at that time, as more fully described in the Replacement Capital Covenant. The form of the Replacement Capital Covenant, including schedules thereto, is filed as Exhibit 4.03 to this Form 8-K.

In addition, an opinion of Ronald T. Lindsay, Esq., relating to the Notes, is filed as Exhibit 5.01 to this Form 8-K, an opinion of Troutman Sanders LLP, relating to the Notes, is filed as Exhibit 5.02 to this Form 8-K, and a tax opinion of McNair Law Firm, P.A., is filed as Exhibit 8.01 to this Form 8-K.  Certain information relating to Item 14 — “Other Expenses of Issuance and Distribution”, relating to the Registration Statement, is filed as Exhibit 99.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit
1.01

Underwriting Agreement, dated November 17, 2009, between the Company and Banc of America Securities LLC, Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, each individually and acting as representatives of the underwriters named in the Underwriting Agreement (Filed herewith).

4.01

Form of Junior Subordinated Indenture, dated as of November 1, 2009, between the Company and U.S. Bank National Association, as Trustee (Filed as Exhibit 4.05 to Registration Statement No. 333-163075 and incorporated by reference herein).

4.02

Form of First Supplemental Indenture to the Junior Subordinated Indenture referred to in Exhibit 4.01 of this Form 8-K, dated as of November 1, 2009, between the Company and U.S. Bank National Association, as Trustee, pursuant to which the Notes will be issued. The form of the Notes is included as Exhibit A to the form of the First Supplemental Indenture (Filed herewith).

4.03	Form of Replacement Capital Covenant (Filed herewith).

5.01	Opinion of Ronald T. Lindsay, Esq., relating to the Notes (Filed herewith).

5.02	Opinion of Troutman Sanders LLP, relating to the Notes (Filed herewith)

8.01	Tax Opinion of McNair Law Firm, P.A., relating to the Notes (Filed herewith).

23.01	Consent of Ronald T. Lindsay, Esq. (Filed as part of opinion filed as Exhibit 5.01).

23.02	Consent of Troutman Sanders LLP (Filed as part of opinion filed as Exhibit 5.02)

23.03	Consent of McNair Law Firm, P.A. (Filed as part of opinion filed as Exhibit 8.01).

99.01	Information Relating to Item 14 — Other Expenses of Issuance and Distribution, relating to Registration Statement on Form S-3 (File No. 333-163075) (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANA Corporation
(Registrant)

November 23, 2009	By:	/s/James E. Swan, IV
James E. Swan, IV
Controller